EXHIBIT 99.1

Home BancShares, Inc. Announces Record Quarterly Earnings of $14.5 Million

CONWAY, Ark., April 19, 2012 (GLOBE NEWSWIRE) -- Home BancShares, Inc. (Nasdaq:HOMB), parent company of Centennial Bank, today announced first quarter earnings of $14.5 million, or $0.51 diluted earnings per common share, compared to $12.0 million of net income available to common shareholders, or $0.42 diluted earnings per common share for the same quarter in 2011. The Company increased its first quarter net income by $2.5 million or 20.4% for the three months ended March 31, 2012 compared to the same period of the previous year.

Because acquisitions are growth and capital management strategies, earnings excluding amortization of intangibles after-tax are useful in evaluating the Company. Diluted earnings per common share excluding intangible amortization for the first quarter of 2012 was $0.52 compared to $0.44 diluted earnings per common share excluding intangible amortization for the same period in 2011.

"The record earnings reported during the first quarter are outstanding for Home BancShares," said John Allison, Chairman. "We have strong reserves and our capital continues to remain well above the regulators' capital requirements leaving us open for both FDIC and market acquisition transaction opportunities."

Randy Sims, Chief Executive Officer, added, "The first quarter of 2012 is the most profitable quarter in the history of Home BancShares, Inc. We are also pleased with reporting record net interest income, improvements in our non-performing non-covered assets as well as a 507 basis point improvement in our core efficiency ratio from the first quarter of 2011 to the first quarter of 2012."

Operating Highlights

Net interest income for the first quarter of 2012 was a quarterly record for the Company, increasing 5.8% to $36.5 million from $34.5 million during the first quarter of 2011. For the first quarter of 2012, the effective yield on non-covered loans and covered loans was 6.21% and 7.78%, respectively. Net interest margin, on a fully taxable equivalent basis, was 4.65% for the quarter just ended compared to 4.61% in the first quarter of 2011, an increase of 4 basis points. The Company's ability to improve pricing on its loan portfolio and interest bearing deposits allowed the Company to improve net interest margin.

The Company reported $10.1 million of non-interest income for the first quarter of 2012, compared to $10.0 million for the first quarter of 2011. The most significant components of the first quarter non-interest income were $3.5 million from service charges on deposits accounts, $3.0 million from other service charges and fees, $904,000 from mortgage lending income, $670,000 of accretion on the FDIC indemnification asset, $551,000 from insurance commissions and $257,000 increase in cash value of life insurance.

Non-interest expense for the first quarter of 2012 was $24.4 million compared to $23.9 million for the first quarter of 2011. This increase is primarily associated with additional costs from the Vision acquisition. For the first quarter of 2012, our core efficiency ratio was 46.12% or improved by 507 basis points from the same period of the previous year.

Financial Condition

Total non-covered loans were $2.05 billion at March 31, 2012 compared to $1.76 billion at December 31, 2011. Total covered loans were $455.4 million at March 31, 2012 compared to $481.7 million at December 31, 2011. Total deposits were $3.38 billion at March 31, 2012 compared to $2.86 billion at December 31, 2011. Total assets were $4.15 billion at March 31, 2012 compared to $3.60 billion at December 31, 2011.

Non-performing non-covered loans were $27.7 million as of March 31, 2012, of which $21.3 million were located in Florida. Non-performing non-covered loans as a percent of total non-covered loans were 1.35% as of March 31, 2012 compared to 1.56% as of December 31, 2011. Non-performing non-covered assets were $42.4 million as of March 31, 2012, of which $24.3 million were located in Florida. Non-performing non-covered assets as a percent of total non-covered assets were 1.22% as of March 31, 2012 compared to the 1.53% reported for December 31, 2011. As of March 31, 2012, no assets acquired in the Vision transaction were non-performing.

The Company's allowance for loan losses was $51.0 million at March 31, 2012, or 2.49% of total non-covered loans, compared to $52.1 million, or 2.96% of total non-covered loans, at December 31, 2011. As of March 31, 2012 and December 31, 2011, the allowance for loan losses plus acquisition discount to total non-covered loans plus acquisition discount was 3.30% and 3.10%, respectively. As of March 31, 2012, the Company's allowance for loan losses was 184% of its total non-performing non-covered loans compared to 190% as of December 31, 2011.

Stockholders' equity was $480.5 million at March 31, 2012 compared to $474.1 million at December 31, 2011, an increase of $6.5 million. Book value per common share was $17.11 at March 31, 2012 compared to $16.77 at December 31, 2011.

Stock Repurchase Program

During the first quarter of 2012, the Company repurchased a total of 205,600 shares with a weighted average stock price of $25.29. The Company believes the stock repurchased at this price is an exceptional investment. The first quarter earnings were used to fund this repurchase.

Vision Acquisition

As of February 17, 2012, the Company acquired seventeen branch locations in the Gulf Coast communities of Baldwin County, Alabama, and the Florida Panhandle through the acquisition of Vision Bank. This acquisition included total assets of $529.5 million, total loans (after discount) of $340.3 million, cash and due from banks of $140.2 million, goodwill of $17.4 million, fixed assets of $12.5 million, deferred taxes of $11.2 million, core deposit intangible of $3.2 million and total deposits of $524.4 million. The fair value discount on the $355.8 of gross loans was $15.5 million.

Branches

Presently, the Company is evaluating opportunities but has no firm commitments for additional de novo branch locations. After the Vision acquisition the Company now has 47 branches in Arkansas, 46 branches in Florida and 8 branches in Alabama.

Conference Call

Management will conduct a conference call to review this information at 1:00 p.m. CT (2:00 ET) on Thursday, April 19, 2012. Interested parties can listen to this call by calling 1-877-317-6789 and asking for the Home BancShares conference call. A replay of the call will be available by calling 1- 877-344-7529, Passcode: 10011578, which will be available until April 27, 2012 at 8:00 a.m. CT (9:00 ET). Internet access to the call will be available live or in recorded version on the Company's website at www.homebancshares.com under "Investor Relations" for 12 months.

General

This release contains forward-looking statements regarding the Company's plans, expectations, goals and outlook for the future. Statements in this press release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements of this type speak only as of the date of this news release. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, economic conditions, credit quality, interest rates, loan demand, the ability to successfully integrate new acquisitions and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements. Additional information on factors that might affect Home BancShares, Inc.'s financial results are included in its Annual Report on Form 10-K for the year ended December 31, 2011 filed with the Securities and Exchange Commission.

Home BancShares, Inc. is a bank holding company, headquartered in Conway, Arkansas. Our wholly-owned subsidiary, Centennial Bank, provides a broad range of commercial and retail banking plus related financial services to businesses, real estate developers, investors, individuals and municipalities. Centennial Bank has locations in central Arkansas, north central Arkansas, southern Arkansas, the Florida Keys, southwestern Florida, central Florida, the Florida Panhandle and south Alabama. The Company's common stock is traded through the NASDAQ Global Select Market under the symbol "HOMB."

Home BancShares, Inc.
Consolidated End of Period Balance Sheets
(Unaudited)

	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,
(In thousands)	2012	2011	2011	2011	2011

ASSETS

Cash and due from banks	$ 76,837	$ 57,337	$ 48,748	$ 48,207	$ 58,123
Interest-bearing deposits with other banks	269,401	126,967	104,053	231,667	201,834
Cash and cash equivalents	346,238	184,304	152,801	279,874	259,957
Federal funds sold	1,375	1,100	3,670	7,595	1,175
Investment securities - available for sale	759,959	671,221	610,522	541,534	510,019
Loans receivable not covered by loss share	2,046,108	1,760,086	1,826,373	1,812,718	1,849,302
Loans receivable covered by FDIC loss share	455,435	481,739	511,326	548,236	566,463
Allowance for loan losses	(51,014)	(52,129)	(54,508)	(56,784)	(53,591)
Loans receivable, net	2,450,529	2,189,696	2,283,191	2,304,170	2,362,174
Bank premises and equipment, net	100,674	88,465	89,894	90,128	90,413
Foreclosed assets held for sale not covered by loss share	14,634	16,660	16,541	19,855	17,877
Foreclosed assets held for sale covered by FDIC loss share	39,744	35,178	32,183	21,941	21,079
FDIC indemnification asset	181,884	193,856	201,211	211,383	224,075
Cash value of life insurance	52,955	52,700	52,422	52,101	51,815
Accrued interest receivable	15,845	15,551	15,038	12,338	15,337
Deferred tax asset, net	34,680	22,850	21,998	22,265	21,420
Goodwill	77,090	59,663	59,663	59,663	59,663
Core deposit and other intangibles	11,180	8,620	9,325	10,030	10,734
Other assets	61,165	64,253	73,707	61,592	58,042
Total assets	$ 4,147,952	$ 3,604,117	$ 3,622,166	$ 3,694,469	$ 3,703,780

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities
Deposits:
Demand and non-interest-bearing	$ 583,951	$ 464,581	$ 479,512	$ 462,275	$ 447,245
Savings and interest-bearing transaction accounts	1,514,812	1,189,098	1,143,335	1,122,034	1,112,948
Time deposits	1,281,636	1,204,352	1,262,202	1,315,484	1,357,338
Total deposits	3,380,399	2,858,031	2,885,049	2,899,793	2,917,531
Federal funds purchased	--	--	--	--	--
Securities sold under agreements to repurchase	72,531	62,319	62,407	65,632	69,834
FHLB borrowed funds	142,753	142,777	142,901	150,124	150,247
Accrued interest payable and other liabilities	27,403	22,593	24,339	30,140	33,512
Subordinated debentures	44,331	44,331	44,331	44,331	44,331
Total liabilities	3,667,417	3,130,051	3,159,027	3,190,020	3,215,455

Stockholders' equity
Preferred stock	--	--	--	49,547	49,502
Common stock	281	283	283	285	285
Capital surplus	421,006	425,649	425,852	433,306	433,130
Retained earnings	51,800	40,130	28,218	15,766	4,428
Accumulated other comprehensive income (loss)	7,448	8,004	8,786	5,545	980
Total stockholders' equity	480,535	474,066	463,139	504,449	488,325
Total liabilities and stockholders' equity	$ 4,147,952	$ 3,604,117	$ 3,622,166	$ 3,694,469	$ 3,703,780

Home BancShares, Inc.
Consolidated Statements of Income
(Unaudited)

	Quarter Ended					Three Months Ended
	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Mar. 31,	Mar. 31,
(In thousands)	2012	2011	2011	2011	2011	2012	2011

Interest income
Loans	$ 38,506	$ 38,110	$ 39,199	$ 39,690	$ 38,955	$ 38,506	$ 38,955
Investment securities
Taxable	2,860	2,451	2,429	2,204	2,160	2,860	2,160
Tax-exempt	1,535	1,562	1,546	1,543	1,528	1,535	1,528
Deposits - other banks	85	87	84	142	105	85	105
Federal funds sold	2	2	1	1	7	2	7

Total interest income	42,988	42,212	43,259	43,580	42,755	42,988	42,755

Interest expense
Interest on deposits	4,660	5,084	5,638	5,986	6,260	4,660	6,260
Federal funds purchased	--	--	--	--	--	--	--
FHLB borrowed funds	1,160	1,172	1,250	1,227	1,291	1,160	1,291
Securities sold under agreements to repurchase	110	99	120	125	139	110	139
Subordinated debentures	524	540	539	543	538	524	538

Total interest expense	6,454	6,895	7,547	7,881	8,228	6,454	8,228

Net interest income	36,534	35,317	35,712	35,699	34,527	36,534	34,527
Provision for loan losses	--	2,250	--	--	1,250	--	1,250
Net interest income after provision for loan losses	36,534	33,067	35,712	35,699	33,277	36,534	33,277

Non-interest income
Service charges on deposit accounts	3,505	3,659	3,638	3,639	3,151	3,505	3,151
Other service charges and fees	3,024	2,554	2,489	2,602	2,284	3,024	2,284
Mortgage lending income	904	904	783	661	645	904	645
Insurance commissions	551	351	428	470	607	551	607
Income from title services	88	121	126	110	91	88	91
Increase in cash value of life insurance	257	279	323	287	239	257	239
Dividends from FHLB, FRB & bankers' bank	175	174	184	181	141	175	141
Gain on sale of SBA loans	--	--	--	--	259	--	259
Gain (loss) on sale of premises & equip, net	--	(6)	6	77	(4)	--	(4)
Gain (loss) on OREO, net	(107)	394	69	(1,007)	(94)	(107)	(94)
Gain (loss) on securities, net	19	2,243	5	--	--	19	--
FDIC indemnification accretion	670	903	1,314	1,463	1,837	670	1,837
Other income	1,017	606	595	644	884	1,017	884

Total non-interest income	10,103	12,182	9,960	9,127	10,040	10,103	10,040

Non-interest expense
Salaries and employee benefits	11,386	10,376	10,691	10,680	11,078	11,386	11,078
Occupancy and equipment	3,431	3,274	3,562	3,648	3,713	3,431	3,713
Data processing expense	1,091	994	1,185	1,137	1,285	1,091	1,285
Other operating expenses	8,478	8,625	8,298	8,391	7,785	8,478	7,785

Total non-interest expense	24,386	23,269	23,736	23,856	23,861	24,386	23,861

Income before income taxes	22,251	21,980	21,936	20,970	19,456	22,251	19,456
Income tax expense	7,753	7,813	7,624	7,424	6,740	7,753	6,740
Net income	14,498	14,167	14,312	13,546	12,716	14,498	12,716
Preferred stock dividends & accretion of discount on preferred stock	--	--	488	670	670	--	670
Net income available to common shareholders	$ 14,498	$ 14,167	$ 13,824	$ 12,876	$ 12,046	$ 14,498	$ 12,046

Home BancShares, Inc.
Selected Financial Information
(Unaudited)

	Quarter Ended					Three Months Ended
(Dollars and shares in thousands, except per share data)	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Mar. 31,	Mar. 31,
	2012	2011	2011	2011	2011	2012	2011
PER SHARE DATA

Diluted earnings per common share	$ 0.51	$ 0.50	$ 0.48	$ 0.45	$ 0.42	$ 0.51	$ 0.42
Diluted earnings per common share excluding intangible amortization	0.52	0.51	0.50	0.46	0.44	0.52	0.44
Basic earnings per common share	0.51	0.50	0.48	0.46	0.42	0.51	0.42
Dividends per share - common	0.1000	0.0800	0.0800	0.0540	0.0540	0.1000	0.0540
Book value per common share	17.11	16.77	16.39	15.96	15.41	17.11	15.41
Tangible book value per common share	13.96	14.35	13.95	13.52	12.93	13.96	12.93

STOCK INFORMATION

Average common shares outstanding	28,230	28,274	28,434	28,491	28,469	28,230	28,469
Average diluted shares outstanding	28,411	28,459	28,633	28,690	28,672	28,411	28,672
End of period common shares outstanding	28,091	28,276	28,259	28,496	28,483	28,091	28,483

ANNUALIZED PERFORMANCE METRICS

Return on average assets	1.52%	1.56%	1.56%	1.47%	1.40%	1.52%	1.40%
Return on average assets excluding intangible amortization	1.60%	1.64%	1.64%	1.54%	1.47%	1.60%	1.47%
Return on average common equity	12.21%	12.06%	12.00%	11.64%	11.35%	12.21%	11.35%
Return on average tangible common equity excluding intangible amortization	15.03%	14.57%	14.59%	14.28%	14.07%	15.03%	14.07%
Efficiency ratio	49.75%	46.40%	49.23%	50.39%	50.68%	49.75%	50.68%
Core efficiency ratio	46.12%	48.76%	49.31%	49.39%	51.19%	46.12%	51.19%
Net interest margin - FTE	4.65%	4.73%	4.75%	4.69%	4.61%	4.65%	4.61%
Fully taxable equivalent adjustment	$ 1,115	$ 1,130	$ 1,112	$ 1,117	$ 1,108	$ 1,115	$ 1,108
Total revenue	53,091	54,394	53,219	52,707	52,795	53,091	52,795

EARNINGS EXCLUDING INTANGIBLE AMORTIZATION

GAAP net income available to common shareholders	$ 14,498	$ 14,167	$ 13,824	$ 12,876	$ 12,046	$ 14,498	$ 12,046
Intangible amortization after-tax	383	428	429	428	433	383	433
Earnings excluding intangible amortization	$ 14,881	$ 14,595	$ 14,253	$ 13,304	$ 12,479	$ 14,881	$ 12,479

GAAP diluted earnings per share	$ 0.51	$ 0.50	$ 0.48	$ 0.45	$ 0.42	$ 0.51	$ 0.42
Intangible amortization after-tax	0.01	0.01	0.02	0.01	0.02	0.01	0.02
Diluted earnings per share excluding intangible amortization	$ 0.52	$ 0.51	$ 0.50	$ 0.46	$ 0.44	$ 0.52	$ 0.44

OTHER OPERATING EXPENSES

Advertising	$ 460	$ 1,224	$ 1,033	$ 1,015	$ 998	$ 460	$ 998
Merger and acquisition expenses	1,692	134	--	--	11	1,692	11
Amortization of intangibles	630	705	705	704	713	630	713
Electronic banking expense	793	695	682	697	659	793	659
Directors' fees	212	217	230	179	185	212	185
Due from bank service charges	116	118	119	119	140	116	140
FDIC and state assessment	638	1,070	1,062	1,058	1,093	638	1,093
Insurance	401	447	447	408	371	401	371
Legal and accounting	322	327	367	462	447	322	447
Other professional fees	498	450	522	569	413	498	413
Operating supplies	264	297	260	322	289	264	289
Postage	221	212	243	242	245	221	245
Telephone	246	221	234	259	263	246	263
Other expense	1,985	2,508	2,394	2,357	1,958	1,985	1,958

Total other operating expenses	$ 8,478	$ 8,625	$ 8,298	$ 8,391	$ 7,785	$ 8,478	$ 7,785

Home BancShares, Inc.
Selected Financial Information
(Unaudited)

	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,
(Dollars in thousands)	2012	2011	2011	2011	2011

BALANCE SHEET RATIOS

Total loans to total deposits	74.00%	78.44%	81.03%	81.42%	82.80%
Common equity to assets	11.6%	13.2%	12.8%	12.3%	11.8%
Tangible common equity to tangible assets	9.7%	11.5%	11.1%	10.6%	10.1%

ALLOWANCE FOR LOAN LOSSES

Balance, beginning of period	$ 52,129	$ 54,508	$ 56,784	$ 53,591	$ 53,348
Loans charged off	1,469	5,143	6,370	1,560	1,622
Recoveries of loans previously charged off	354	514	4,094	4,753	615
Net loans charged off	1,115	4,629	2,276	(3,193)	1,007
Provision for loan losses	--	2,250	--	--	1,250
Balance, end of period	$ 51,014	$ 52,129	$ 54,508	$ 56,784	$ 53,591

Net charge-offs to average non-covered loans	0.23%	1.02%	0.50%	-0.70%	0.22%
Allowance for loan losses to total non-covered loans	2.49%	2.96%	2.98%	3.13%	2.90%
Allowance for loan losses plus acquisition discount to total non-covered loans plus acquisition discount	3.30%	3.10%	3.18%	3.40%	3.00%

NON-PERFORMING ASSETS NOT COVERED BY LOSS SHARE

Non-performing non-covered loans
Non-accrual non-covered loans	$ 27,425	$ 26,496	$ 25,373	$ 29,773	$ 33,524
Non-covered loans past due 90 days or more	289	993	2,481	1,456	9
Total non-performing non-covered loans	27,714	27,489	27,854	31,229	33,533
Other non-performing non-covered assets
Non-covered foreclosed assets held for sale, net	14,634	16,660	16,541	19,855	17,877
Other non-performing non-covered assets	71	8	222	9	15
Total other non-performing non-covered assets	14,705	16,668	16,763	19,864	17,892
Total non-performing non-covered assets	$ 42,419	$ 44,157	$ 44,617	$ 51,093	$ 51,425

Allowance for loan losses to non-performing non-covered loans	184.07%	189.64%	195.69%	181.83%	159.82%
Non-performing non-covered loans to total non-covered loans	1.35%	1.56%	1.53%	1.72%	1.81%
Non-performing non-covered assets to total non-covered assets	1.22%	1.53%	1.55%	1.75%	1.78%

Home BancShares, Inc.
Loan Information
(Unaudited)

	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,
(Dollars in thousands)	2012	2011	2011	2011	2011

LOANS NOT COVERED BY LOSS SHARE

Real estate
Commercial real estate loans
Non-farm/non-residential	$ 780,520	$ 698,986	$ 744,749	$ 754,251	$ 787,069
Construction/land development	413,093	361,846	366,926	363,310	351,704
Agricultural	28,120	28,535	26,683	26,826	25,760
Residential real estate loans
Residential 1-4 family	471,439	349,543	353,110	348,402	359,714
Multifamily residential	65,226	56,909	59,974	48,803	55,987
Total real estate	1,758,398	1,495,819	1,551,442	1,541,592	1,580,234
Consumer	38,254	37,923	40,225	42,662	44,117
Commercial and industrial	196,165	176,276	170,695	173,285	175,969
Agricultural	21,275	21,784	35,238	25,929	18,746
Other	32,016	28,284	28,773	29,250	30,236
Loans receivable not covered by loss share	$ 2,046,108	$ 1,760,086	$ 1,826,373	$ 1,812,718	$ 1,849,302

LOANS COVERED BY LOSS SHARE

Real estate
Commercial real estate loans
Non-farm/non-residential	$ 179,360	$ 189,380	$ 189,558	$ 198,005	$ 204,882
Construction/land development	99,996	103,535	117,143	128,015	129,562
Agricultural	3,092	3,155	3,413	4,108	5,808
Residential real estate loans
Residential 1-4 family	139,819	148,692	158,701	166,136	171,281
Multifamily residential	9,077	8,933	9,010	9,113	9,173
Total real estate	431,344	453,695	477,825	505,377	520,706
Consumer	549	334	454	510	548
Commercial and industrial	22,843	26,884	32,183	41,423	44,038
Agricultural	--	--	--	--	--
Other	699	826	864	926	1,171
Loans receivable covered by loss share	$ 455,435	$ 481,739	$ 511,326	$ 548,236	$ 566,463

Home BancShares, Inc.
Consolidated Net Interest Margin
(Unaudited)
	Three Months Ended
	March 31, 2012			December 31, 2011
	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in thousands)	Balance	Expense	Rate	Balance	Expense	Rate

ASSETS
Earning assets
Interest-bearing balances due from banks	$ 151,569	$ 85	0.23%	$ 148,862	$ 87	0.23%
Federal funds sold	2,964	2	0.27%	2,768	2	0.29%
Investment securities - taxable	568,890	2,860	2.02%	453,986	2,451	2.14%
Investment securities - non-taxable - FTE	151,289	2,495	6.63%	151,337	2,537	6.65%
Loans receivable - FTE	2,384,860	38,661	6.52%	2,301,303	38,265	6.60%
Total interest-earning assets	3,259,572	44,103	5.44%	3,058,256	43,342	5.62%
Non-earning assets	567,043			550,614
Total assets	$ 3,826,615			$ 3,608,870

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
Interest-bearing liabilities
Savings and interest-bearing transaction accounts	$ 1,328,139	$ 1,011	0.31%	$ 1,169,947	$ 1,039	0.35%
Time deposits	1,241,210	3,649	1.18%	1,237,625	4,045	1.30%
Total interest-bearing deposits	2,569,349	4,660	0.73%	2,407,572	5,084	0.84%
Federal funds purchased	382	--	0.00%	48	--	0.00%
Securities sold under agreement to repurchase	69,051	110	0.64%	61,656	99	0.64%
FHLB borrowed funds	142,761	1,160	3.27%	142,807	1,172	3.26%
Subordinated debentures	44,331	524	4.75%	44,331	540	4.83%
Total interest-bearing liabilities	2,825,874	6,454	0.92%	2,656,414	6,895	1.03%
Non-interest bearing liabilities
Non-interest bearing deposits	497,634			461,044
Other liabilities	25,563			25,344
Total liabilities	3,349,071			3,142,802
Shareholders' equity	477,544			466,068
Total liabilities and shareholders' equity	$ 3,826,615			$ 3,608,870
Net interest spread			4.52%			4.59%
Net interest income and margin - FTE		$ 37,649	4.65%		$ 36,447	4.73%

Home BancShares, Inc.
Consolidated Net Interest Margin
(Unaudited)

	Three Months Ended
	March 31, 2012			March 31, 2011
	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in thousands)	Balance	Expense	Rate	Balance	Expense	Rate

ASSETS
Earning assets
Interest-bearing balances due from banks	$ 151,569	$ 85	0.23%	$ 184,750	$ 105	0.23%
Federal funds sold	2,964	2	0.27%	16,441	7	0.17%
Investment securities - taxable	568,890	2,860	2.02%	345,053	2,160	2.54%
Investment securities - non-taxable - FTE	151,289	2,495	6.63%	148,292	2,474	6.77%
Loans receivable - FTE	2,384,860	38,661	6.52%	2,438,832	39,117	6.50%
Total interest-earning assets	3,259,572	44,103	5.44%	3,133,368	43,863	5.68%
Non-earning assets	567,043			560,195
Total assets	$ 3,826,615			$ 3,693,563

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
Interest-bearing liabilities
Savings and interest-bearing transaction accounts	$ 1,328,139	$ 1,011	0.31%	$ 1,106,343	$ 1,447	0.53%
Time deposits	1,241,210	3,649	1.18%	1,402,558	4,813	1.39%
Total interest-bearing deposits	2,569,349	4,660	0.73%	2,508,901	6,260	1.01%
Federal funds purchased	382	--	0.00%	--	--	0.00%
Securities sold under agreement to repurchase	69,051	110	0.64%	71,057	139	0.79%
FHLB borrowed funds	142,761	1,160	3.27%	159,178	1,291	3.29%
Subordinated debentures	44,331	524	4.75%	44,331	538	4.92%
Total interest-bearing liabilities	2,825,874	6,454	0.92%	2,783,467	8,228	1.20%
Non-interest bearing liabilities
Non-interest bearing deposits	497,634			407,126
Other liabilities	25,563			23,031
Total liabilities	3,349,071			3,213,624
Shareholders' equity	477,544			479,939
Total liabilities and shareholders' equity	$ 3,826,615			$ 3,693,563
Net interest spread			4.52%			4.48%
Net interest income and margin - FTE		$ 37,649	4.65%		$ 35,635	4.61%

CONTACT: Brian S. Davis
         Chief Accounting Officer &
         Investor Relations Officer
         Home BancShares, Inc.
         (501) 328-4770